JPMORGAN SMARTRETIREMENT BLEND FUNDS

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

(each a Series of JPMorgan Trust I)

(All Share Classes)

Supplement dated November 1, 2024

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated November 1, 2024

Reorganization of JPMorgan SmartRetirement® Blend 2020 Fund into JPMorgan SmartRetirement® Blend Income Fund

The JPMorgan SmartRetirement Blend 2020 Fund (the “2020 Fund”) has changed its asset allocations over time in accordance with its glide path. Since the 2020 Fund’s target retirement date (2020) has passed, the 2020 Fund has reached the end of its glide path and its target allocations are the same as those of the JPMorgan SmartRetirement Blend Income Fund (the “Income Fund”). As described in the Funds’ prospectuses, once the target allocations of the 2020 Fund are substantially the same as those of the Income Fund, the 2020 Fund may be merged into the Income Fund upon the approval of the Board of Trustees of JPMorgan Trust I (the “Trust”). As previously supplemented on August 29, 2024, the Board of Trustees has approved the reorganization of the 2020 Fund into the Income Fund (the “Reorganization”). The Reorganization will consist of (1) the transfer of all or substantially all of the 2020 Fund’s assets, subject to its liabilities, to the Income Fund in exchange for Income Fund shares; and (2) the distribution of Income Fund shares to 2020 Fund shareholders in complete liquidation of the 2020 Fund. The Reorganization does not require shareholder approval.

The Board of Trustees, including the Independent Trustees, carefully considered the proposed Reorganization and determined that it is in the best interests of each Fund and would not dilute the interests of either Fund’s shareholders. Among other factors, the Board noted that, as of November 1, 2024, the investment objectives and main investment strategies of the two Funds are the same in all material respects and that the estimated annual fund operating expense ratios, on a net fee basis, for the Income Fund immediately following the Reorganization are equal to the current expense ratios for the corresponding classes of the 2020 Fund.

The Reorganization is expected to occur on April 25, 2025, or on such later date as the officers of the Trust determine (the “Closing Date”). Purchases of the 2020 Fund shares will be accepted up to and including the Closing Date. After the close of business on the Closing Date, each 2020 Fund shareholder will become the owner of a number of full and fractional shares of the Income Fund of the same class of shares of the 2020 Fund that they held in the 2020 Fund immediately prior to the Reorganization and will no longer own shares of the 2020 Fund. The number of full and fractional shares of the Income Fund a 2020 Fund shareholder will receive in the Reorganization will be equal in value to the value of such shareholder’s shares in the 2020 Fund as of the close of business of the NYSE (normally 4 p.m. ET), on the Closing Date, on a class-by-class basis. All issued and outstanding shares of the 2020 Fund will simultaneously be canceled on the books of the 2020 Fund. 2020 Fund shareholders who do not wish to own Income Fund shares may: (1) redeem 2020 Fund shares or (2) exchange 2020 Fund shares for shares of another J.P. Morgan Fund prior to the Closing Date by contacting us at 1-800-480-4111.

It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Comparison of the Funds

This section compares certain important aspects of the two Funds. It provides a summary only. For additional information about the Funds, please refer to the Funds’ prospectuses and Statement of Additional Information, which are available at www.jpmorganfunds.com or by calling us at 1-800-480-4111.

Investment Objectives and Policies

The investment objective of the 2020 Fund and the Income Fund are identical in all material respects as of November 1, 2024. The 2020 Fund’s investment objective is to seek total return with a shift to current income and some capital appreciation over time as the 2020 Fund approaches and passes its target retirement year. Because the 2020 target date has passed, the 2020 Fund has shifted to an objective of seeking current income and some

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capital appreciation. The Income Fund’s investment objective is to seek current income and some capital appreciation.

The investment strategies of the 2020 Fund and the Income Fund are identical in all material respects as of November 1, 2024. Both Funds are designed to provide exposure to a variety of asset classes through investments in underlying funds, with an emphasis on fixed income funds over equity funds. The 2020 Fund and the Income Fund implement their investment strategies in the same manner. The Funds have the same target allocations, which represents how the Funds’ adviser, J.P. Morgan Investment Management, Inc., believes the Funds’ investments should be allocated among asset classes over the long term, and the same ability to modify existing allocations among asset classes or, among other things, adding or removing asset classes or maintaining asset allocations for longer or shorter periods of time through a combination of positions in underlying funds and direct investments. In addition, each Fund has the same ability to invest directly in securities and other financial instruments, such as derivatives.

The investment objective for each Fund is fundamental, which means it cannot be changed without the approval of Fund shareholders. The Funds’ fundamental policies (i.e., those investment policies that cannot be changed without the approval of Fund shareholders) are identical in all material respects.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Funds are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures for each class of the Funds are identical in all material respects.

Comparison of Fees and Expenses

The total annual operating expenses (after fee waivers and expense reimbursements) for the Income Fund are equal to those expenses for the 2020 Fund on a class by class basis for all classes of shares. Each Fund has Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. A table comparing the annual operating expenses of the 2020 Fund and Income Fund is set forth below:

	2020 Fund

	I	R2	R3	R4	R5	R6
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Distribution (Rule 12b-1) Fees	NONE	0.50	0.25	NONE	NONE	NONE

Other Expenses	0.42	2.30	0.40	0.36	0.21	0.11

Service Fees	0.25	0.25	0.25	0.25	0.10	NONE

Remainder of Other Expenses	0.17	2.05	0.15	0.11	0.11	0.11

Acquired Fund (Underlying Fund) Fees and Expenses	0.13	0.13	0.13	0.13	0.13	0.13

Total Annual Fund Operating Expenses	0.70	3.08	0.93	0.64	0.49	0.39

Fee Waivers and/or Expense Reimbursements[1]	(0.28)	(2.16)	(0.26)	(0.22)	(0.22)	(0.22)

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[1]	0.42	0.92	0.67	0.42	0.27	0.17

	Income Fund

	I	R2	R3	R4	R5	R6
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Distribution (Rule 12b-1) Fees	NONE	0.50	0.25	NONE	NONE	NONE

Other Expenses	0.36	1.66	0.48	0.37	0.22	0.12

Service Fees	0.25	0.25	0.25	0.25	0.10	NONE

Remainder of Other Expenses	0.11	1.41	0.23	0.12	0.12	0.12

Acquired Fund (Underlying Fund) Fees and Expenses	0.13	0.13	0.13	0.13	0.13	0.13

Total Annual Fund Operating Expenses	0.64	2.44	1.01	0.65	0.50	0.40

Fee Waivers and/or Expense Reimbursements[1]	(0.22)	(1.52)	(0.34)	(0.23)	(0.23)	(0.23)

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[1]	0.42	0.92	0.67	0.42	0.27	0.17

1

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund (Underlying Fund) Fees and Expenses incurred by an underlying fund) exceed with respect to the 2020 Fund: 0.42% 0.92%, 0.67%, 0.42%, 0.27% and 0.17% of the average daily net assets of Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively, and with respect to the Income Fund: 0.42% 0.92%, 0.67%, 0.42%, 0.27% and 0.17% of the average daily net assets of Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. These waivers are in effect through 10/31/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

The discussion and table above compare the current total annual operating expenses (both gross and net) of each Fund as of June 30, 2024.

The net expense ratio for each class of the Income Fund immediately following the Reorganization is expected to be equal to that of the respective class of the 2020 Fund immediately prior to the Reorganization. In addition, the Service Providers have contractually agreed to waive their fees and/or reimburse the expenses of the Income Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses (underlying fund), other than certain money market fund fees, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) of Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares of the Income Fund immediately following the Reorganization at a level less than or equal to that in effect for the Income Fund in the table above for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. These contractual fee waivers and/or reimbursements will stay in effect until October 31, 2025. There is no guarantee that such waivers and/or reimbursements will be continued after October 31, 2025. The expenses of the Income Fund’s classes may be higher than disclosed if the expense limitation expires after October 31, 2025.

Additional Tax Information

Following the Reorganization, the amount of the Income Fund’s capital loss carry forwards that can be used in any taxable year, other than the tax year ending immediately after the Reorganization, will be subject to an annual limitation equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the Income Fund at the time of the Reorganization. The tax period ending immediately after the Reorganization is subject to a pro-rated limitation based on the number of days from the merger date to the tax year end. Gains recognized after the Reorganization attributable to unrealized appreciation of the Income Fund can be offset by the Income Fund’s capital loss carry forwards without limitation, but cannot be offset by the 2020 Fund’s capital loss carry forwards. Further, gains recognized after the Reorganization attributable to unrealized appreciation of the 2020 Fund cannot be offset by the Income Fund’s capital loss carry forwards but can be offset by the 2020 Fund’s capital loss carry forwards without limitation. Neither the Income Fund’s nor the 2020 Fund’s capital loss carry forwards are subject to forfeiture.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES,

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE